Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10).

THIRD AMENDMENT TO THE SUPPLY AGREEMENT

This Third Amendment to the Supply Agreement (the “Amendment”) is effective as of November 1, 2021, by and between Nevro Corp., having a mailing address of 1800 Bridge Parkway, Redwood City, CA 94065 (“Nevro”), and Greatbatch Ltd., having a mailing address of 10000 Wehrle Drive, Clarence, New York, 14031 (“GB”).

WHEREAS, Nevro and Centro De Construccion De Cardioestimuladores Del Uruguay S.A. (“CCC”) are parties to that certain Supply Agreement, dated effective as of November 11, 2016, as amended by that certain First Amendment to the Supply Agreement, effective as of April 20, 2021, and as amended by that certain Assignment, Assumption and Amendment Agreement effective as of December 31, 2019 whereby CCC assigned assign all of its rights and obligations under the Supply Agreement to GB (collectively the “Agreement”), whereby GB provides certain services as described; and

WHEREAS, the parties wish to amend the Agreement, as further set forth below.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth, the parties agree:

SECTION 1: Amendment to the Agreement

(a)	Replace Section 1.21 of the Supply Agreement in its entirety with the following:

1.21“Manufacturing Facility” shall mean the facility located at [***].

(b)	Add the following paragraphs as Section 2.9 in the Agreement:

2.9Development and Regulatory Approval of Products.

2.9.1Pursuant the Statement of Work #7 by and between Nevro and Centro de Construccion de Cardioestimuladores del Uruguay S.A. (an affiliate of GB) pursuant to the Master Research & Development Services Agreement effective as of March 15, 2017 as amended by that certain Amendment No. 1 to the Master Research and Development Agreement, effective as of August 10, 2018 by and between the same parties, Nevro agrees to utilize best efforts in securing regulatory approval of the adoption of the IPG Model [***] Feedthrough and associated Enclosure for production into the IPG Model [***] at both Nevro’s Costa Rica manufacturing facility and GB’s Montevideo, Uruguay manufacturing facility.

(c)	Section 4.1 shall be deleted in its entirely and replaced with the following:

4.1Product Purchase Price. Nevro shall pay to GB the prices for the Products set forth in Exhibit A attached hereto.

4.1.1IPG Product Price Changes. Notwithstanding Section 4.1, if there is a net increase or decrease of $[***] or more in the aggregate cost of IPG Components listed in the Bill of Materials (“BOM Components”) (excluding Consigned Components and GB-supplied IPG BOM Components) used to manufacture an IPG Product which increase or decrease shall be measured based on the cost of Components as specified on the Bill of Materials, then a corresponding change equal to [***] percent ([***]%) of the documented amount of such increase or decrease will be made to the price of the applicable IPG Product. The parties shall meet at least twice per Contract Year to calculate the amount of any such increase or decrease and, if any increase or decrease in the IPG Product price is made as a result of any such meeting, the parties shall update the Bill of Materials on Exhibit F after such meeting to reflect the change in the Component prices that resulted in such increase or decrease. GB shall provide to Nevro documentation reasonably necessary to show the amount of such increase or decrease. All Purchase Orders for IPG Products issued by Nevro after the parties' agreement regarding the amount of such increase or decrease shall reflect the adjusted IPG Product price. For clarity, Nevro shall retain any savings or bear any increase with respect to the cost of Consigned Components.

4.1.2Price Adjustments for Precious Metals. Notwithstanding Sections 4.1 and 4.1.1, pricing may be adjusted for precious metals contained in the Product(s) listed in Exhibit I in accordance with the formula set forth Exhibit I.

(d)	Exhibit A of the Agreement is hereby amended by replacing it in its entirety with Appendix I attached hereto.
(e)	Exhibit B of the Agreement is hereby amended by replacing it in its entirety with Appendix II attached hereto.
(f)	Exhibit E, per Section 1.21 and Section 5.2(b) of the Agreement is hereby amended by replacing it in its entirety with Appendix III attached hereto.
(g)	Exhibit F of the Agreement is hereby amended by replacing it in its entirety with Appendix IV attached hereto.
(h)	The Agreement is hereby amended by adding Exhibit I attached hereto as Appendix V.

SECTION 2: Confirmation of the Agreement

Except as set forth in this Amendment, this Amendment shall not by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights, remedies, duties and obligations of Nevro or GB under the Agreement.

SECTION 3: Miscellaneous

(a)	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument.
(b)	Entire Agreement. Regarding the subject matter above, this Amendment shall supersede anything to the contrary in the Agreement.

(c)	Terms Not Defined. Terms not defined herein shall have the meaning assigned to them in the Agreement.

Signature Page Follows

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

NEVRO CORP.	GREATBATCH LTD.
By: /s/ Rod MacLeod Name: Rod MacLeod Title: CFO Date: 3/2/2022 | 11:05 PST	By: /s/ Joel Becker Name: Joel Becker Title: President, CRM & N Date: 2/22/2002 | 15:16 PST

APPENDIX I

Exhibit A

Products

[***]

Omitted pursuant to Regulation S-K, Item 601(a)(5)

APPENDIX II

Exhibit B

Specifications

IPG Model 2000

Document Number	Description
12288	IPG 2000, Device Assembly, Bulk, Non-sterile

IPG Model 2500

Document Number	Description
10000311	IPG 2500, Device Assembly, Bulk, Non-sterile

IPG Model [***]

Document Number	Description
10000002	IPG [***], Device Assembly, Bulk, Non-sterile

Model 3580 Battery

Document Number	Description
10000126	Lithium Ion Cell, 420mAh, Case Negative Integer

IPG [***] Feedthrough

Document Number	Description
TBD	TBD

IPG [***] Enclosure

Document Number	Description
12238	Case, IPG2000

APPENDIX III

Exhibit E

Approved Manufacturing Facilities

[***]

Omitted pursuant to Regulation S-K, Item 601(a)(5)

APPENDIX IV

Exhibit F

Bill of Materials

[***]

Omitted pursuant to Regulation S-K, Item 601(a)(5)

APPENDIX V

Exhibit I

Precious Metals Price Adjustment

[***]

Omitted pursuant to Regulation S-K, Item 601(a)(5)

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